SCHEDULE 14C

                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                  Information Statement Pursuant to Section 14c
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[X]      Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).
[ ]      Definitive information statement

                                 INDIGINET, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5)  Total fee paid:

         -----------------------------------------------------------------------

         ___  Fee paid previously with preliminary materials.

         ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

         (1)   Amount Previously Paid:

         -----------------------------------------------------------------------

         (2)   Form, Schedule or Registration Statement No:

         -----------------------------------------------------------------------

         (3)  Filing Party:

         -----------------------------------------------------------------------

         (4)  Date Filed:

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



                                 INDIGINET, INC.
                          5000 Birch Street, Suite 3000
                         Newport Beach, California 92660

              NOTICE OF ACTION TAKEN WITHOUT A SHAREHOLDER MEETING

June 17, 2003

To the Shareholders of Indiginet, Inc.:

     The corporation proposes to effect a one-for-two hundred fifty reverse stock split of its common stock, as further described in the attached Information Statement, on or about July 8, 2003.

     As of June 9, 2003, the corporation's board of directors unanimously declared the advisability of, and recommended that the shareholders adopt, the reverse stock split, and directed its submission to the vote of the corporation's shareholders. As of June 9, 2003, the holders of a majority of the voting rights represented by the corporation's outstanding shares of stock entitled to vote thereon executed a written consent in accordance with Section 607.0704(1) of the Florida Business Corporation Act (the "FBCA") approving and adopting the reverse stock split. This notice is being sent to you pursuant to the requirements of Section 607.0704(3) of the FBCA.

     Enclosed with this letter is a copy of the Information Statement filed with the Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. The Information Statement describes in greater detail the reverse stock split. Please review the Information Statement thoroughly.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Thank you for your continued interest in and support of Indiginet, Inc.

                                       Sincerely,

                                       /s/ Mark Ellis

                                       Mark Ellis
                                       Chief Executive Officer

Enclosures

                              INFORMATION STATEMENT

                                 INDIGINET, INC.
                          5000 Birch Street, Suite 3000
                         Newport Beach, California 92660

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     This Information Statement is being mailed, commencing on or about June 17, 2003, to all shareholders of record of Indiginet, Inc., a Florida corporation (the Company"), as of the close of business on June 2, 2003 (the "Record Date"), in connection with the adoption of the Articles of Amendment (the "Amendment") to the Company's Articles of Incorporation, as amended. A copy of the Amendment is attached to this document as Exhibit A.

                                    ---------

     As of June 9, 2003, the board of directors of the Company unanimously declared the advisability of, and recommended that the shareholders adopt, a one-for-two hundred fifty reverse stock split of the issued shares of the Company's Common Stock as described in the Amendment. As of June 9 2003, the reverse stock split, embodied in the Amendment, was adopted by the written consent of holders of a majority of the voting rights represented by the Company's outstanding shares of Common Stock and Preferred Stock ("Preferred Stock") entitled to vote thereon in accordance with Section 607.0704 of the Florida Business Corporation Act (the "FBCA"). The board of directors decided to obtain the written consent of the holders of a majority of the voting rights represented by the Company's outstanding shares of stock entitled to vote upon the Amendment in order to eliminate the costs and management time required to hold a special meeting of shareholders and to implement the reverse stock split in a timely manner. The reverse stock split was effected through the Amendment, which was filed and accepted by the Florida Secretary of State on June 9, 2003, with a delayed effective date of July 8, 2003 (the "Effective Date"). Pursuant to the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to the shareholders of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purposes of (1) informing shareholders, in the manner required under Section 607.0704(3) of the FBCA, of this transaction, and (2) informing shareholders, in the manner required under the Exchange Act, of this transaction before it takes effect. The Company is not seeking written consent from any of its other shareholders.

     As of the Record Date, the Company had 495,749,855 shares of Common Stock issued and outstanding, with each such share of Common Stock entitled to one vote with respect to the approval of the Amendment. The Common Stock constitutes the Company's only outstanding securities eligible to vote on the approval and adoption of the reverse stock split. The holders of 271,000,000 shares of the issued and outstanding Common Stock, representing approximately 54.7% of the votes entitled to be cast with regard to the Amendment, approved the Amendment by written consent.

     The Company will bear all of the costs associated with the preparation and dissemination of this Information Statement and the accompanying materials. No additional consideration has been or will be paid to any officer, director or employee of the Company in connection with the reverse stock split or the preparation and dissemination of this Information Statement and the accompanying materials.

THE REVERSE STOCK SPLIT

     The Company, as authorized by the necessary actions of its board of directors and shareholders, has approved the adoption of a one-for-two hundred fifty reverse stock split whereby record owners of the Company's Common Stock as of the close of business on the Effective Date, shall, after the Effective Date, own one share of common stock for every two hundred fifty shares held as of the close of business on the Effective Date (the "Reverse Stock Split"). The Reverse Stock Split will become effective as of the close of business on the Effective Date.

     The capital accounts of the Company shall remain unaffected by the Reverse Stock Split and, consequently, upon such Reverse Stock Split, the stated value of the common stock will remain the same as before the Reverse Stock Split. The common stock will remain no par value per share. The common stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable.

     The board of directors has taken appropriate action to adjust proportionately the number of shares and exercise price of Common Stock issuable upon the exercise of outstanding options, to reflect the Reverse Stock Split.

     Shareholders have no right under the FBCA or the Company's Articles of Incorporation, as amended, or the Company's Bylaws to exercise dissenters' rights of appraisal with respect to the Reverse Stock Split.

EXCHANGE OF STOCK CERTIFICATES

     We have appointed our regular stock transfer agent, Interwest Transfer Co., to act as exchange agent for holders of Common Stock in connection with the Reverse Stock Split. You may contact the exchange agent at Interwest Transfer Co., 1891 East Murray Road, #100, Salt Lake City, Utah 84117; Attn: Ms. Catherine Leaututu; telephone number (801) 272-9294. We will deposit with the exchange agent, as soon as practicable prior to the Effective Date, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the reverse split. The funds required to purchase the fractional share interests are available and will be paid from our current cash reserves. Our shareholder list shows that some of the outstanding common stock is registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split or the total amount it will be required to pay for fractional share interests. However, we do not expect that the amount will be material.

     The principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares of our Common Stock from approximately 495,749,855 shares to approximately 1,982,999 shares, based on the number of shares outstanding on June 2, 2003. As of June 2, 2003, we had approximately 36 holders of record of our Common Stock (although we had more beneficial holders). We do not expect the Reverse Stock Split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

     The total number of shares of Common Stock each shareholder holds will be reclassified automatically into the number of shares equal to the number of shares each shareholder held immediately before the Reverse Stock Split divided by two hundred fifty. If the total number of shares a shareholder holds is not evenly divisible by two hundred fifty, that shareholder will not receive a fractional share but instead will receive cash in an amount equal to the fraction of a share that shareholder would have been entitled to receive multiplied by the sale price of the Common Stock as last reported on June 4, 2003, the last business day prior to the first public announcement of the Reverse Stock Split.

     As of the close of business on the Effective Date, each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Stock Split ("Old Common Stock") will be deemed, automatically and without any action on the part of individual shareholders, to represent one-two hundred fiftieth the number of shares of Common Stock on its face after the Reverse Stock Split, with any fractional shares voided and paid in cash as provided below ("New Common Stock"), as set forth in the Amendment. The Company's transfer agent, Interwest Transfer Co., will act as exchange agent (the "Exchange Agent") for the purpose of implementing the exchange of certificates. Each shareholder will be able (but not required) to obtain a New Common Stock certificate evidencing its post-reverse-split shares only by sending the Exchange Agent its Old Common Stock certificate(s), together with the properly executed and completed Letter of Transmittal, transaction fee, and such evidence of ownership of the shares as we may require. Shareholders will not receive certificates for New Common Stock unless and until their Old Common Stock certificates are surrendered and the transaction fee paid.

     The enclosed Letter of Transmittal contains specific instructions relating to the exchange of certificates and must be completed and returned together with the Old Common Stock certificates in order for a New Common Stock certificate to be issued. Upon surrender of an Old Common Stock certificate accompanied by a properly completed and executed Letter of Transmittal, a new certificate representing the New Common Stock and a check payable to the shareholder for any fractional share will be issued and forwarded to the shareholder after the Effective Date. Shareholders whose shares are held in brokerage accounts or in a street name need not submit Old Common Stock certificates for exchange as those shares will automatically reflect the new share amount based on the Reverse Stock Split. The Exchange Agent will not send a separate Letter of Transmittal to the recipients of this information statement, as determined by the Company's records. The Exchange Agent will, after the Effective Date, send a Letter of Transmittal to any other record holders of the Company's issued and outstanding Common Stock as of the close of business on the Effective Date. Any shareholder whose Old Common Stock certificate has been lost, destroyed or stolen will be entitled to issuance of a New Common Stock certificate upon compliance with such requirements as the Company and the Exchange Agent customarily apply in connection with lost, stolen or destroyed certificates.

PURPOSES OF THE REVERSE STOCK SPLIT

     The board of directors believes the Reverse Stock Split is desirable for several reasons. The Reverse Stock Split in intended to enhance the acceptability of the Common Stock by institutional investors, the financial community and the investing public. The Board also believes that the proposed Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's shareholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split.

     The Company's Common Stock is currently deemed to be penny stock. As such, the Common Stock is subject to rules that impose additional sales practices on broker-dealers who sell such securities. These additional practices include, among others, (1) a requirement that broker-dealers make a special suitability determination for a potential purchaser and receive the purchaser's written consent to the transaction prior to a sale of the Common Stock, (2) the preparation of a disclosure schedule before any transaction involving a penny stock, which includes disclosure about (i) sales commissions payable to the broker-dealer and the registered representative and (ii) current quotations for the securities, and (3) monthly statements disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Because of these, and other additional obligations, some brokers may not effect transactions in penny stocks. This could have an adverse effect on the liquidity of the Common Stock. The board of directors also believes that the Company's current depressed trading price has resulted in larger than normal percentage changes in the Common Stock's trading price. The board of directors anticipates less volatility in the trading price if the trading price of the Common Stock increases following the effectiveness of the Reverse Stock Split.

     Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Stock Split could result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" (fewer than 100 shares) created by such Reverse Stock Split.

     There can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of New Common Stock after the Reverse Stock Split will be equal to the applicable multiple of the market price per share of Old Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Shareholders should note that the Board cannot predict what effect the Reverse Stock Split will have on the market for or market price of the Common Stock.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

     The Reverse Stock Split will decrease the outstanding shares of Common Stock by approximately 99.6% (this value is approximate because a nominal amount of shares will be exchanged for cash in lieu of the issuance of fractional shares). The Reverse Stock Split will not affect any shareholder's proportionate equity interest in the Company, except for negligible amounts resulting from the payment in cash in lieu of the issuance of fractional shares.

     The par value of the Common Stock will remain at no par value per share following the Reverse Stock Split. The Reverse Stock Split will not affect the Company's total shareholder equity. All share and per share information would be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

     After the Reverse Stock Split, the Company's authorized but unissued Common Stock will be approximately 1,998,017,001 shares of Common Stock, which will be available for future issuance by the board of directors without further action by the shareholders, subject to applicable law.

     Shareholders should note that certain disadvantages may result from the Reverse Stock Split. The number of outstanding shares of Common Stock will be decreased as a result of a Reverse Stock Split, but the number of authorized shares of Common Stock will not be so decreased. The Company will therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock Split without the need to obtain shareholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

     The Reverse Stock Split will increase the number of shareholders who own odd-lots of fewer than 100 shares of Common Stock. Shareholders who hold odd-lots may experience increased costs of selling their shares and may have greater difficulty in making sales.

     The increase in the authorized shares of Common Stock available for issuance, as described above, could also have an anti-takeover effect. Issuance of additional shares of Common Stock in the future could dilute the voting power of a person seeking control of the Company, thereby making it more difficult for a takeover attempt opposed by the Company to succeed, and thus limiting the opportunity for the shareholders to realize a higher price for their shares than that generally available in the public markets. The board of directors is unaware of any attempt, whether potential or actual, to takeover the Company, and the Amendment is not intended as any type of anti-takeover measure.

     The Company currently has no specific plans regarding the issuance of these additional shares. If, and to the extent, the Company elects to engage in one or more financing transactions in the future or to otherwise issue additional shares, the effect of any such issuance may be to reduce the interest of the existing stockholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

     As of the Record Date, there were outstanding options to purchase an aggregate of 18,300,000 shares of Common Stock under the Company's stock option plans, with per share exercise prices ranging from $ .0016 per share to $ .0018 per share. The Company's stock option plans, pursuant to which outstanding options have been granted, include a provision for the proportional downward adjustment in the number of shares covered thereby and a corresponding increase in the exercise price thereof, in the event of a reverse stock split. After the Reverse Stock Split, each outstanding option will represent the right to purchase one-two hundred fiftieth of the shares of Common Stock previously covered thereby, with any fractional share to be voided and reimbursed in cash at the exercise price, and the exercise price per share will be two hundred fifty times the previous exercise price, such that, as adjusted, the total consideration upon exercise of the respective options shall be equal to the total consideration for such options prior to the Reverse Stock Split.

     The following table represents the shares of the Company immediately prior to and after the Reverse Stock Split:

       TYPE                            PRIOR TO                     AFTER
       ----                            --------                     -----

Authorized Common Stock             2,000,000,000               2,000,000,000
Outstanding Common Stock              495,749,855                   1,982,999(1)
Common Stock Available for
  Future Issuance                   1,504,250,145(2)            1,998,017,001(3)

----------------
(1) This number is approximate, with the actual number of outstanding shares of Common Stock after the Reverse Stock Split dependent on the number of shares that are voided and reimbursed in cash to avoid the issuance of fractional shares.
(2) Includes 18,300,000 shares reserved for issuance upon the exercise of outstanding options.
(3) Includes approximately 73,200 shares reserved for issuance upon the exercise of outstanding options. This number is approximate, with the actual number dependent on the number of fractional shares that are voided and reimbursed in cash to avoid the issuance of fractional shares.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Company has one class of voting securities, Common Stock, holders of which vote as a single class on all matters brought before a vote. The following table sets forth the voting rights of the issued and outstanding shares of Common Stock as of June 2, 2003.

                                Issued and
                                Outstanding         Number of
                                   Shares             Votes           %
                                -----------         ----------      -----

Common Stock                    495,749,855         271,000,000     54.7%


     The following table sets forth with respect to Common Stock (i) the only persons known by the Company to be beneficial owners of more than five percent (5%) of the Common Stock, (ii) the shares of Common Stock beneficially owned by all directors and named executive officers of the Company and nominees for director, and (iii) the shares of Common Stock beneficially owned by directors and executive officers as a group, as of June 2, 2003. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Company, sole voting and dispositive power with respect to the shares beneficially owned by them, subject to community property laws where applicable.

================================================================================

                                Amount and Nature
                          of Beneficial Common Stock  Percentage of Common Stock
Name and Address (1)(2)           Ownership (3)             Outstanding (4)
-----------------------   --------------------------  --------------------------

Mark Ellis (5)                     271,000,000                   54.7%

All Directors and
  Officers as a Group              271,000,000(6)                54.7%

----------------------

(1) The address of this person is c/o the Company, 5000 Birch Street, Suite 3000, Newport Beach, California 92660.
(2) The person named in the table has sole voting and dispositive power with respect to all Common Stock beneficially owned by him.
(3) Includes currently exercisable options and warrants to purchase shares of Common Stock and pursuant to Rule 13d-3(d) of the Exchange Act, shares underlying options exercisable within 60 days of the Record Date.
(4) The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act.
(5) Mr. Ellis is the Chief Executive Officer of the Company and the sole Director on the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The Company will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that because the Reverse Stock Split is not part of a plan to increase any shareholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have, among others, the following material federal income tax effects:

     1. A shareholder will not recognize gain or loss on the exchange of Old Common Stock for New Common Stock. In the aggregate, a shareholder's basis in shares of New Common Stock (including any fractional share deemed received) will equal his or her basis in shares of Old Common Stock.

     2. A shareholder's holding period for tax purposes for shares of New Common Stock will be the same as the holding period for tax purposes of the shares of Old Common Stock exchanged therefor.

     3. The Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

     The above summary does not discuss any state, local, foreign or other tax consequences. The summary is for general information only and does not discuss consequences which may apply to special classes of taxpayers. The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder.

     ACCORDINGLY, SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

FORWARD-LOOKING STATEMENTS

     CERTAIN STATEMENTS IN THIS INFORMATION STATEMENT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY INTENDS THAT SUCH FORWARD-LOOKING STATEMENTS BE SUBJECT TO THE "SAFE-HARBOR" PROVISIONS OF THAT ACT. FORWARD-LOOKING STATEMENTS REGARDING ECONOMIC CONDITIONS, EFFECTS OF CORPORATE INITIATIVES (INCLUDING THE REVERSE STOCK SPLIT DISCUSSED HEREIN), FUTURE PROFITABILITY, PROJECTIONS, FUTURE REVENUE OPPORTUNITIES, AND THEIR IMPACT ON THE COMPANY ARE FORWARD-LOOKING STATEMENTS AND NOT HISTORICAL FACTS. THESE STATEMENTS ARE ESTIMATES OR PROJECTIONS INVOLVING NUMEROUS RISKS OR UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO, FLUCTUATIONS IN GENERAL ECONOMIC CONDITIONS, POTENTIAL STOCK TRANSACTIONS, THE EFFECT OF STOCK SPLITS ON MARKET PERFORMANCE, AND CHANGES IN POLICIES BY

REGULATORY AGENCIES. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. ACTUAL RESULTS OR EVENTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN THE COMPANY'S EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED. FOR ADDITIONAL FACTORS THAT CAN AFFECT THESE FORWARD-LOOKING STATEMENTS, SEE THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE PERIOD ENDING DECEMBER 31, 2002.



                                              By Order of the Board of Directors

                                              /s/ Mark Ellis


                                              MARK ELLIS
                                              Chief Executive Officer

EXHIBIT A

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                 INDIGINET, INC.
                                  P97000082722

     Pursuant to the provisions of Section 607.1006, Florida Statutes, Indiginet, Inc., a Florida profit corporation, adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The amendment adopted is as follows:

                                   ARTICLE IV
                                     SHARES

          4.1 The capital stock of this corporation shall consist of Two Billion (2,000,000,000) shares of common stock, no par value per share and Two Hundred Million (200,000,000) shares of preferred stock, no par value per share.

          On July 8, 2003 (the "Effective Date"), the issued shares of common stock, no par value per share ("Old Common Stock"), outstanding or held as treasury shares as of the close of business on the Effective Date, shall automatically without any action on the part of the holders of the Old Common Stock be reverse split (the "Split") on a one-for-two hundred fifty basis so that two hundred fifty (250) shares of Old Common Stock shall be converted into and reconstituted as one (1) share of Common Stock, no par value per share ("New Common Stock"). Any fractional shares resulting will be exchanged for cash at the closing price per share on June 4, 2003. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are reclassified under the terms hereof. Until surrender, each Old Certificate will continue to be valid and represent New Common Stock equal to one-two hundred fiftieth the number of shares of Old Common Stock excluding any fractional shares. Prior to the Effective Date, there are 495,749,855 issued and outstanding shares of Old Common Stock and 1,504,250,145 authorized but unissued shares of Common Stock. On the Effective Date, there will be 1,982,999 issued and outstanding shares of New Common Stock and 1,998,017,001 authorized but unissued shares of Common Stock. The shares of Old Common Stock are hereby changed into shares of New Common Stock at the rate of one-for-two hundred fifty.

          4.2 The Board of Directors has the express power, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of any or all of the shares of preferred stock in classes or series, and to establish from time to time the number of shares to be included in each class or series, and to fix by resolution, the voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights of shares of each class or series and the qualifications, limitations or restrictions thereof.

          The authority of the Board with respect to each class or series of preferred stock shall include, but not be limited to, determination of the following:

          a. The number of shares constituting the class or series and the distinctive designation of the class or series;

          b. The dividend rate on the shares of the class or series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payments of dividends on shares of the class or series;

          c. Whether the class or series will have voting rights, and, if so, the terms of the voting rights;

          d. Whether the class or series will have conversion privileges, and, if so, the terms and conditions of the conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

          e. Whether or not the shares of the class or series will be redeemable, and, if so, the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          f. Whether the class or series shall have a sinking fund for the redemption or purchase of shares of the class or series, and, if so, the terms and amount of the sinking fund;

          g. The rights of the shares of the class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payments of shares of the class or series; and

          h. Any other powers, terms, rights, qualifications, preferences, limitations and restrictions, if any, of the class or series as the Board of Directors may lawfully fix under the laws of the State of Florida as in effect at the time of the creation of such series.

          Any of the powers, voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of preferred stock may be made dependent upon facts ascertainable outside this Article of Incorporation or of any amendment thereof, or outside the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors pursuant to the authority expressly granted herein, provided that the manner in which such facts shall operate upon the powers, voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of preferred stock is clearly and expressly set forth in this Article of Incorporation or in the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors.

     SECOND: That in lieu of a meeting and vote of the shareholders, the shareholders have given consent to said amendment in accordance with the provisions of Section 607.0704 of the Florida Business Corporation Act and written notice of the adoption of the amendment will be given as provided in
Section 607.0704(3) of the Florida Business Corporation Act to every shareholder entitled to such notice prior to the effective date hereof.

     THIRD: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

     FOURTH: That this Restated Certificate shall be and become effective as of the close of business on July 8, 2003.

     IN WITNESS WHEREOF, said Indiginet, Inc. has caused this Amendment to be signed by Mark Ellis, its Chief Executive Officer, this 9th day of June, 2003.


                                  INDIGINET, INC.


                                  By: /s/ Mark Ellis
                                      ------------------------------------------
                                      Mark Ellis, Chief Executive Officer

                              LETTER OF TRANSMITTAL
                    To accompany certificates of Common Stock
                    Indiginet, Inc. (old CUSIP # 455670 20 1)
--------------------------------------------------------------------------------

                        DESCRIPTION OF SHARES SURRENDERED
              (Please fill in. Attach separate schedule if needed)
--------------------------------------------------------------------------------
 Name(s) and Address
 of Registered Holder(s)                Certificate No(s)      Number of Shares
--------------------------------------------------------------------------------

                                        ------------------    ------------------

                                        ------------------    ------------------

                                        ------------------    ------------------

                                        ------------------    ------------------

                                        ------------------    ------------------
                                               TOTAL SHARES
--------------------------------------------------------------------------------

Indiginet, Inc. (old CUSIP # 455670 20 1)

The Board of Directors of Indiginet, Inc. approved a (1: 250) reverse split effective July 8, 2003. Any fractional shares as a result of the reverse split will be Paid in Cash. The new CUSIP # is __________.

Since the exchange of certificate(s) is not mandatory, the shareholder will be paying the customary $15.00 exchange fee for each new certificate.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. Please issue the certificate in the name shown above to the above address unless instructions are given in the boxes below.

Mail or deliver this Letter of Transmittal, together, with the certificate(s) representing your Shares, to:

                             Interwest Transfer Co.

                           MAIL OR OVERNIGHT DELIVERY:

                      1981 East Murray Holladay Road, #100
                           Salt Lake City, Utah 84117


                      TELEPHONE ASSISTANCE: (801) 272-9294
    Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 1.

[ ] Check this box if your Certificate(s) has been lost, stolen, misplaced or mutilated. See Instruction 5 on the reverse side of this form.

          SPECIAL PAYMENT INSTRUCTIONS                                              SPECIAL DELIVERY INSTRUCTIONS
------------------------------------------------------------------     -------------------------------------------------------------
Complete ONLY if the certificate is to be issued in a name             Complete ONLY if certificate is to be mailed to some
which differs from the name on the surrendered certificate(s).         address other than the address reflected above.  Mail to:
Issue to:

Name:       ____________________________________________               Name:       ____________________________________________

Address:    ____________________________________________               Address:    ____________________________________________

            ____________________________________________                           ____________________________________________

(Please also complete Substitute Form W-9 on the reverse AND see instructions regarding signature guarantee. See Instructions 3, 4 & 6)

-------------------------------------------------------------------    -------------------------------------------------------------




            YOU MUST SIGN IN THE BOX BELOW.                            Also:   Sign and provide your tax ID number on the back
                                                                               this form
-------------------------------------------------------------------    -------------------------------------------------------------
                 SIGNATURE(S) REQUIRED                                         SIGNATURE(S) GUARANTEED (IF REQUIRED)
        Signature(s) of Registered Holder(s) or Agent                                       See Instruction 3.
-------------------------------------------------------------------    -------------------------------------------------------------


Must be signed by the registered holder(s) EXACTLY as name(s)          Unless the shares are tendered by the registered holder(s) of
appear(s) on stock certificate(s). If signature is by a trustee,       the common stock, or for the account of a member of a
executor, administrator, guardian, attorney-in-fact, officer for a     "Signature Guarantee Program" ("STAMP"), Stock Exchange
corporation acting in a fiduciary or representative capacity,          Medallion Program ("SEMP") or New York Stock Exchange
or other person, please set forth full title. See Instructions         Medallion Signature Program ("MSP") (an "Eligible
2, 3 or 4.                                                             Institution"), the above signature(s) must be guaranteed by an Eligible Institution.  See Instruction 3.

______________________________________________________________         _____________________________________________________________
                    Registered Holder                                                     Authorized Signature

______________________________________________________________         _____________________________________________________________
                   Registered Holder                                                          Name of Firm

______________________________________________________________         _____________________________________________________________
                      Title, if any                                                    Address of Firm - Please Print

Date:   ________________     Phone No.:   ____________________

-------------------------------------------------------------------    -------------------------------------------------------------


                                See Reverse Side

                   INSTRUCTIONS FOR SURRENDERING CERTIFICATES

  1. Method of Delivery: Your old certificate(s) and the Letter of Transmittal must be sent or delivered to the Exchange Agent. Do not send them to Indiginet, Inc. The method of delivery of certificates to be surrendered to the Exchange Agent at the address set forth on the front of the Letter of Transmittal is at the option and risk of the surrendering shareholder. Delivery will be deemed effective only when received. If the certificate(s) are sent by mail, registered mail with return receipt requested and properly insured, is suggested.

  2. Certificate Issued in the Same Name: If the certificate is issued in the same name as surrendered certificate is registered, the Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. Do not sign the certificate(s). Signature guarantees are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such Shares who has not completed the section entitled "Special Issuance Instructions" or are for the account of an Eligible Institution. If any of the Shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s). If any Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer's authority to act.

  3. Certificate Issued in Different Name: If the section entitled "Special Payment Instructions" is completed then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an "Eligible Institution"). If the surrendered certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the signer of this Letter of Transmittal, or if the payment is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

  4. Special Payment and Delivery Instructions: Indicate the name and address in which the certificate is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. The shareholder is required to give the social security number or employer identification number of the record owner of the Shares. If Special Payment Instructions have been completed, the shareholder named therein will be considered the record owner for this purpose.

  5. Letter of Transmittal Required: Surrender of Certificate(s), Lost Certificate(s): You will not receive your certificate unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent, together with the certificate(s) evidencing your shares and any required accompanying evidences of authority. If your certificate(s) has been lost, stolen, misplaced or destroyed, contact the Exchange Agent for instructions at (801) 272-9294 prior to submitting your certificates for exchange.

  6. Substitute Form W-9: Under the Federal income tax law, a non-exempt shareholder is required to provide the Exchange Agent with such shareholder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering shareholder to 30% federal income tax withholding on the payment of any cash. The surrendering shareholder must check the box in Part II if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 30% on all payments to such surrendering shareholders of any Cash consideration due for their former Shares.


------------------------------------------------------------------------------------------------------------------------------------
            SUBSTITUTE                 Part 1 - Please provide your TIN in the box at        Social Security Number or
                                       right and certify that the number is correct by       Employer Identification Number
             FORM W-9                  signing and dating below (if joint ownership, enter
Department of the Treasury             TIN of person whose name will appear below)
Internal Revenue Service

Payer's Request for Taxpayer
Identification Number (TIN)
------------------------------------------------------------------------------------------------------------------------------------

                                       Part 2 - Check this box if you are awaiting TIN #  [   ]
------------------------------------------------------------------------------------------------------------------------------------

Part 3 - Certification - Under penalty of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (I) I am exempt from backup withholding, (II) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (III) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions-You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating the you are no longer subject to backup withholding, do not cross out Item (2). For Payees exempt from backup
withholding, please enter word Exempt in box.  [     ]



Signature________________________________________   Date________________________
            Name (Please Print)

--------------------------------------------------------------------------------

        Social Security Number (SSN)                              Employer Identification Number (EIN)
-------------------------------------------------------    -----------------------------------------------------
1. Individual                 The individual               6. Sole proprietorship         The owner
-------------------------------------------------------    -----------------------------------------------------
2. Two or more Individuals    The actual owner, or if      7. A valid trust, estate,      Legal entity
   (joint account)            combined funds, the first      or pension trust
                              individual on the account.
--------------------------------------------------------   -----------------------------------------------------
3. Custodian account of a     The minor                    8. Corporate                   The corporation
   minor (Uniform Gift to
   Minors Act)
--------------------------------------------------------   -----------------------------------------------------
4. a. The usual revocable     a. The grantor-trustee       9. Association, club,          The organization
   savings trust (Grantor                                     religious, charitable,
   is also trustee)                                           educational, or other tax
   b. So-called trust         b. The owner                    exempt organization.
   account that is not
   a legal or valid
   trust under state law
-------------------------------------------------------    -----------------------------------------------------
5. Sole proprietorship        The owner                    10. Partnership                 The partnership
-------------------------------------------------------    -----------------------------------------------------
                                                           11. A broker or registered      The broker or nominee
                                                               nominee
                                                           ------------------------------------------------------
                                                           12. Account with the            The public entity
                                                               Department
                                                               of Agriculture
                                                           ------------------------------------------------------